Business acquisition and transfer	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Business acquisition and transfer
6. Business acquisition and transfer
TMC and Panasonic established a new joint venture, Prime Life Technologies, related to a town development business for the year ended March 31, 2020. Prime Life Technologies became Toyota’s associate company accounted for by the equity method, and THC as well as Misawa Homes became subsidiaries of Prime Life Technologies, causing THC and Misawa Homes to no longer be Toyota’s consolidated subsidiary companies.
Specifically, at the meeting of the Board of Directors held on May 9, 2019, TMC resolved to conclude contracts aimed toward the establishment of Prime Life Technologies with Panasonic. On January 7, 2020, THC and Misawa Homes, each a subsidiary of TMC, completed a share exchange in which THC became the wholly owning parent company and Misawa Homes became the wholly owned subsidiary company, pursuant to a share exchange agreement that was approved at the general meeting of shareholders of Misawa Homes on November 26, 2019. Also effective January 7, 2020, and pursuant to the share transfer plan that was approved at the general meeting of shareholders of THC on December 19, 2019, Toyota transferred all of the shares of THC common stock to Prime Life Technologies, causing it to become the wholly owning parent company of THC. THC then distributed all issued shares of Misawa Homes to Prime Life Technologies as a dividend of surplus, as approved at the general meeting of shareholders of THC on January 7, 2020, with Prime Life Technologies thereby becoming the wholly owning parent company of THC and Misawa Homes. Gains or losses realized from these transactions are not material.
In addition to the above, Toyota made several acquisitions and dispositions during the years ended March 31, 2020 and 2021, however the assets and liabilities acquired or transferred were not material.